VAN ECK GLOBAL
--------------------------------------------------------------------------------
                                                       Worldwide Insurance Trust
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                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001

                                                      WORLDWIDE HARD ASSETS FUND

                          GLOBAL INVESTMENTS SINCE 1955
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                           WORLDWIDE HARD ASSETS FUND
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Dear Shareholder:

The year 2001 was difficult for most financial markets, primarily the result of a global economic slowdown. We are pleased to report that while the Van Eck Worldwide Hard Assets Fund had a negative total return for the year, the Fund outperformed both the general market as well as its peer group indices. The Fund had a total return of -10.45% for the year, versus a negative return of 11.88% for the Standard & Poor's 500 Index+. The Goldman Sachs Natural Resources Index++ fell 16.91% during the year and the CRBF (commodities) Index* and the Goldman Sachs Commodities Index,** were down 16.34% and 28.12%, respectively.

MARKET REVIEW

Despite general hopes for a rebound from the weak market performance of 2000, the year 2001 also saw significant broad market declines (marking the first successive years of decline in the U.S. stock market since 1973-74) as a result of a slowing economy and weak corporate profits. Throughout the course of the year the Federal Reserve lowered interest rates--11 times for a total of 475 basis points (4.75%)--and the government implemented a tax cut. Unfortunately, these measures failed to provide any real boost to the economy, though it could be argued that monetary and fiscal stimulus were partially responsible for the surprising post-September 11 rally.

Slowing economies around the globe also had a dramatic impact on commodity demand and the September 11 tragedy pushed commodity prices down further. As of the end of the year, most commodities were trading at their production costs. However, some related stocks fared surprisingly well due to other factors, such as defensive characteristics or industry improvements.

U.S. REAL ESTATE securities fared very well for the year with a gain of 12.8% (as measured by the Morgan Stanley REIT Index(1)) as the positives of the sector's defensive characteristics outweighed any negatives brought on by a slowing economy. Over the course of the year, real estate fundamentals deteriorated with rents declining and vacancies rising. Despite this, qualities such as predictable cash flows and steady high dividend yields continued to attract investor interest. During the year, another positive that helped U.S. REITs (real estate investment trusts) was their increasing legitimization as a substantial and accepted asset class. Both Equity Office Properties (2.3% of the Fund's net assets as of December 31) and Equity Residential Properties (0% of net assets) were added to the S&P 500 Index and several smaller REITs were added to the Russell Indices (small-capitalization stock indices), which provided additional liquidity and increased exposure to the sector. Throughout the course of the year, we reduced the Fund's exposure to real estate (from 22.7% to 9.8% by yearend), reallocating assets in favor of gold, as we felt that the deteriorating fundamentals and the valuation for the sector did not warrant a large capital allocation.

Both GOLD and gold shares provided positive performance in 2001, primarily due to the uncertain economic and political environment and an increased awareness of the role of gold as a hedge against financial and political risk. After declining early in 2001, the price of gold bullion reversed course, climbing along a steady path to finish the year at $278.95 an ounce, for a gain of 2.5%. Notably, from its first quarter low of $255.85, gold has risen approximately 9%. This upward move was punctuated by two abrupt rises to the $290 an ounce level. The first occurred in May when the markets became concerned over the potentially inflationary impact of excessive global monetary easing. The second occurred when investors sought a safe haven following the September 11 attacks. Gold shares, meanwhile, were one of the few asset classes with high positive returns in 2001, with a gain of 22.7% for the year (as measured by the Financial Times Gold Mines Index(2)), partly the result of fundamental industry improvements such as consolidation. We increased the Fund's gold share position from approximately 9% in the beginning of the year to 14.5% during the third quarter (where it remained until yearend) as real interest rates declined to zero (usually positive for gold), the industry outlook improved and general uncertainty and volatility continued.

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                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

PAPER AND FOREST PRODUCT stocks performed relatively well this year (gaining 2.3% as measured by the Philadelphia Forest & Paper Products Index(3)), in contrast to pulp and timber prices, as the markets responded to monetary stimulus and started to look beyond the recession and anticipate a North American economic and earnings recovery in the spring of 2002. These stocks were further boosted by continued industry consolidation, capacity cuts, and production and inventory discipline on the part of the industry. We almost doubled the Fund's position in paper and forest stocks from 7% to 13% by yearend.

The INDUSTRIAL METALS sector followed much the same pattern as the paper and forest products sector, both being cyclical in nature, with related commodities down and selected stocks up for the year. The sector also witnessed positive industry initiatives. We maintained a position of about 7%-12% in industrial metals shares throughout the year.

For the ENERGY sector, 2001 was a tale of a reversal of fortune. At the beginning of the year, an energy shortage seemed imminent, whether in electricity with shortages in California and on the west coast, or on the natural gas side. In contrast, by the end of the year, the question was how big the electricity surplus was and how long it was going to take to work off the record surplus in natural gas inventories. In addition, on the oil side, the market went from debating how small OPEC excess capacity was to what the compliance rate on the latest 1.5 million barrel per day OPEC production cut was going to be to keep prices from falling further. As a result, every energy subsector had a negative year in terms of market returns.

More specifically, natural gas prices tumbled during the year as mild weather and the substituting of other, cheaper fuels caused inventories to swell (the continuous natural gas contract fell 73.7%). On the oil side, less-than-expected demand and a buildup in non-OPEC supply caused prices to fall over the course of the year. Crude averaged $25.90 a barrel, down approximately 15% from the average in 2000. We substantially reduced the Fund's exposure to energy during the first half of the year, from approximately 50% to 36%, and established a more defensive energy position. Specifically, we reduced holdings in higher volatility oil service companies (which fell 29.8% as measured by the Philadelphia Oil Service Sector Index(4)) while increasing holdings in integrated oil stocks (which fell 0.52% as measured by the AMEX Oil Index(5)), which should be less affected by lower oil prices. In the second half of the year, we purchased some utility stocks on price weakness resulting partly from the collapse of Enron, the oil trading company (the Fund did not hold any Enron shares). These stocks offer 5%+ dividend yields, are defensive in nature, and were trading at very reasonable price-earnings ratios. The Fund ended the year with a 39.7% position in the energy sector.

THE OUTLOOK

The massive monetary stimulus witnessed in 2001 should help push commodity demand and prices higher over the course of the next 1-2 years and we are positive on certain hard assets. In addition, the fact that many commodities have been trading at their production costs, which has historically marked commodity price lows, is positive and suggests that the downside is limited. There are also a number of progressive industry factors that should further help certain sectors' stocks, such as paper and industrial metals. These include cost-cutting programs, production discipline and further consolidation. Defensive energy stocks should perform well, while we will continue to avoid certain sub-sectors, such as oil service stocks, given the deteriorated fundamentals, in the short term. We remain cautious on real estate since the real estate cycle has matured. Gold continues to look promising given political and economic uncertainty, further industry consolidation, and low real interest rates, which we expect to remain low for some time. In sum, there are many hard asset sectors that should offer good investment opportunities in the year to come.

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                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

We would like to thank you for your participation in the Van Eck Worldwide Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.


[PHOTO OMITTED]

/s/ DEREK S. VAN ECK
--------------------
DEREK S. VAN ECK
PORTFOLIO MANAGER

January 17, 2002

The Standard & Poor's 500 Index, the Goldman Sachs Natural Resources Index, the CRBF Index and the Goldman Sachs Commodities Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

++The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

*The CRBF Index represents a geometric average of 17 commodity future prices over time. It consists of the following components: 23.5% soft commodities (cocoa, coffee, sugar, etc.); 17.6% energy; 17.6% grains and oilseeds; 17.6% precious metals; 11.8% livestock and 11.8% industrials.

**The Goldman Sachs Commodities Index consists of the following components: 48% energy, 18% agricultural, 6% industrial, 25% livestock and 3% precious metals.

(1) The Morgan Stanley REIT Index is a total return index of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

(2) The Financial Times Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.

(3) The Philadelphia Forest & Paper Products Index is a price-weighted index designed to measure the price movement of companies that focus on the growth, harvest and transformation of timber into building and paper products.

(4) The Philadelphia Oil Service Sector Index is a price-weighted index of leading oil service companies.

(5) The AMEX Oil Index is a price-weighted index of the leading companies involved in the exploration, production and development of petroleum.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

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                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------


                                SECTOR WEIGHTINGS
                             AS OF DECEMBER 31, 2001

         [The tables below represent pie charts in the printed report.]


                       Forest Products                13.3%
                       Industrial Metals              12.1%
                       Energy                         39.7%
                       Cash/Equivalents                5.5%
                       Other                           5.1%
                       Real Estate                     9.8%
                       Precious Metals                14.5%


                             GEOGRAPHICAL WEIGHTINGS
                             AS OF DECEMBER 31, 2001


                       United States                  51.7%
                       Cash/Equivalents                5.5%
                       Australia                       8.6%
                       Canada                         21.2%
                       Finland                         1.2%
                       Hong Kong                       1.5%
                       Russia                          5.3%
                       South Africa                    2.3%
                       United Kingdom                  2.7%

                           WORLDWIDE HARD ASSETS FUND
                REPRESENTATIVE HOLDINGS AS OF DECEMBER 31, 2001*
--------------------------------------------------------------------------------

ALCOA, INC.
(U.S., 3.4%)

Alcoa is an integrated aluminum company. The company produces aluminum and alumina. It is involved in mining, refining, smelting, fabricating and recycling. Alcoa serves customers worldwide in the packaging, automotive, aerospace, construction and other markets with a variety of fabricated and finished projects.

BARRICK GOLD CORP.
(CANADA, 3.2%)

Barrick is an international gold company with operating mines and development projects in the United States, Canada, South America, Australia, and Africa.

PLACER DOME, INC.
(CANADA, 3.1%)

Placer Dome is a gold-mining company. The company holds interests in mines located in Australia, Canada, Chile, Papua New Guinea, South Africa, and the United States.

OCEAN ENERGY, INC.
(U.S., 3.0%)

Ocean Energy explores and develops crude oil and natural gas properties. The company's operations are focused in the shelf and deepwater areas of the Gulf of Mexico, the Permian Basin, Midcontinent, and Rocky Mountain regions of the United States. Ocean Energy also explores for and produces oil and gas in West Africa, Egypt, Russia, and Indonesia.

GLOBALSANTAFE CORP.
(U.S., 2.8%)

GlobalSantaFe is an international offshore and land contract driller. The company owns and operates a fleet consisting of marine and land drilling rigs located in various countries throughout the world. GlobalSantaFe also provides drilling-related services to the petroleum industry, including third-party rig operations, incentive drilling, and management services.

BILLITON PLC
(UNITED KINGDOM, 2.7%)

Billiton is an international mining and metals group that specializes in the exploration, production and marketing of alumina and aluminum products. The company also produces titanium minerals, steel, ferroalloys, nickel, coal and base metals. Billiton supplies the group with a number of marketing and trading services, as well as new business exploration and development services.

MURPHY OIL CORP. (U.S., 2.6%)

Murphy Oil is a worldwide oil and gas exploration and production company with refining and marketing operations. The company's principal activities are located in the United States and the United Kingdom. Murphy Oil also conducts pipeline and crude oil trading operations in Canada.

EL PASO CORP.
(U.S., 2.4%)

El Paso conducts operations in natural gas transportation, gas gathering and processing, and gas and oil production. The company also has operations in power generation, merchant energy services, international project development, and energy financing.

AK STEEL HOLDING CORP.
(U.S., 2.4%)

AK Steel, through its wholly-owned subsidiary, AK Steel Corporation, produces flat rolled carbon steel. The company produces coated, cold rolled, and hot rolled carbon steel for the automotive, appliance, construction, and manufacturing markets. AK Steel also cold rolls and aluminum coats stainless steel for automotive industry customers.

NEWCREST MINING LTD.
(AUSTRALIA, 2.4%)

Newcrest Mining is a gold mining, exploration and production company. The company's exploration projects include Telfer and Boddington, which are located in Western Australia. The company also is developing and exploring at the Cadia Hill and Ridgeway projects in New South Wales and the Gosowong project in Indonesia.

--------------------------
*Portfolio is subject to change.

                           WORLDWIDE HARD ASSETS FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Hard Assets Fund made ten years ago with a similar investment in the Standard & Poor's 500 Index.

[Data below represents line chart in the printed piece]

                      Van Eck Worldwide Hard Assets Fund
                         vs. Standard & Poor's 500 Index

                                Van Eck Worldwide  Standard & Poor's
                                Hard Assets Fund       500 Index
                   Dec-91             10000             10000
                   Mar-92              9536              9748
                   Jun-92             10296              9933
                   Sep-92             10342             10246
                   Dec-92              9591             10761
                   Mar-93             11240             11230
                   Jun-93             13869             11284
                   Sep-93             12798             11575
                   Dec-93             15808             11843
                   Mar-94             15785             11395
                   Jun-94             14950             11442
                   Sep-94             16713             12001
                   Dec-94             15052             11999
                   Mar-95             15235             13166
                   Jun-95             15569             14421
                   Sep-95             16813             15566
                   Dec-95             16707             16502
                   Mar-96             19209             17388
                   Jun-96             18459             18167
                   Sep-96             18388             18729
                   Dec-96             19721             20289
                   Mar-97             18935             20834
                   Jun-97             19663             24468
                   Sep-97             22538             26300
                   Dec-97             19392             27055
                   Mar-98             19277             30827
                   Jun-98             16816             31844
                   Sep-98             13613             28683
                   Dec-98             13395             34787
                   Mar-99             13886             36519
                   Jun-99             15838             39093
                   Sep-99             15734             36655
                   Dec-99             16207             42106
                   Mar-00             16471             43070
                   Jun-00             16845             41929
                   Sep-00             17623             41523
                   Dec-00             18056             38276
                   Mar 01             16865             33741
                   Jun 01             17440             35714
                   Sep 01             14868             30474
                   Dec 01             16169             33730

--------------------------------------------------------------------------------
 Average Annual Total Return 12/31/01          1 Year      5 Year       10 Year
--------------------------------------------------------------------------------
 Van Eck Worldwide Hard Assets Fund           (10.45)%     (3.89)%       4.92%
--------------------------------------------------------------------------------
 Standard & Poor's 500 Index                  (11.88)%     10.69%       12.91%
--------------------------------------------------------------------------------

INCEPTION DATE FOR THE VAN ECK WORLDWIDE HARD ASSETS FUND WAS 9/1/89.

Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Adviser at certain times since the Fund's inception.

Note: Previously, the Fund was compared to the Ibbotson Hard Assets Index. That index is no longer available.

The Standard & Poor's 500 Index (S&P 500) is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                           WORLDWIDE HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------

NO. OF                                                                  VALUE
SHARES                 SECURITIES (a)                                 (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA: 8.6%
Industrial Metals: 2.2%
        2,399,200   Portman Mining Ltd.                             $ 1,715,212
                                                                    -----------
Energy: 3.1%
          320,000   Oil Search Ltd.                                     199,358
          899,000   Origin Energy Ltd.                                1,295,049
          293,000   Santos Ltd.                                         927,647
                                                                    -----------
                                                                      2,422,054
                                                                    -----------
Other: 0.1%
           30,000   Catuity, Inc.                                        62,810
                                                                    -----------
Precious Metals: 3.2%
          867,606   Newcrest Mining Ltd.                              1,834,198
          177,500   Sons of Gwalia N.L.                                 678,896
                                                                    -----------
                                                                      2,513,094
                                                                    -----------
                                                                      6,713,170
                                                                    -----------
CANADA: 21.2%
Energy: 5.0%
           63,850   Ensign Resource Service
                      Group, Inc.                                       535,493
           66,750   Husky Energy, Inc.                                  690,647
           25,000   NQL Drilling Tools, Inc.                            114,807
           36,000   Suncor Energy, Inc.                               1,185,550
           37,300   Talisman Energy, Inc.                             1,417,672
                                                                    -----------
                                                                      3,944,169
                                                                    -----------
Paper & Forest Products: 6.0%
          201,500   Abitibi-Consolidated, Inc.                        1,474,980
          360,000   Norske Skog Canada Ltd.                           1,537,882
          200,000   TimberWest Forest Corp.                           1,633,371
                                                                    -----------
                                                                      4,646,233
                                                                    -----------
Precious Metals: 9.2%
          155,050   Barrick Gold Corp.                                2,473,048
        1,614,800   Brazilian Resources, Inc.                            60,867
          117,375   Franco Nevada Mining Corp. Ltd.                   1,736,513
          250,000   Kinross Gold Corp.                                  186,895
          217,600   Placer Dome, Inc.                                 2,374,016
          617,000   TVX Gold, Inc.                                      266,004
                                                                    -----------
                                                                      7,097,343
                                                                    -----------
Real Estate: 1.0%
           45,050   Brookfield Properties Corp.                         784,512
                                                                    -----------
                                                                     16,472,257
                                                                    -----------

FINLAND: 1.2%
Paper & Forest Products: 1.2%
           72,000   Enso Oyj (R Shares)                                 898,480
                                                                    -----------
HONG KONG: 1.5%
Real Estate: 1.5%
          145,600   Sun Hung Kai Properties Ltd.                      1,176,286
                                                                    -----------
RUSSIA: 5.3%
Energy: 2.5%
           11,100   Lukoil Holding Corp. (ADR)                          543,829
           22,200   Surgutneftegaz, Inc. Pfd.
                      (Sponsored ADR)                                   444,000
          190,000   YUKOS                                               988,000
                                                                    -----------
                                                                      1,975,829
                                                                    -----------
Other: 2.8%
            4,299   Khanty-Mansiysk Oil Co. (b)*                      2,149,530
                                                                    -----------
                                                                      4,125,359
                                                                    -----------
SOUTH AFRICA: 2.3%
Paper & Forest Products: 1.9%
          145,500   Sappi Ltd. (ADR)                                  1,491,375
                                                                    -----------
Precious Metals: 0.4%
              688   Anglo American Platinum
                      Corp. (ADR)                                        25,627
           15,818   AngloGold Ltd. (Sponsored ADR)                      285,673
            1,011   Western Area Gold Mining
                      Co. Ltd. (ADR)                                      1,947
                                                                    -----------
                                                                        313,247
                                                                    -----------
                                                                      1,804,622
                                                                    -----------

UNITED KINGDOM: 2.7%
Industrial Metals: 2.7%
          405,900   Billiton PLC                                      2,063,096
                                                                    -----------
UNITED STATES: 51.7%
Auto, Trucks & Parts: 0.9%
           53,100   Delphi Automotive
                      Systems Corp.                                     725,346
                                                                    -----------
Industrial Metals: 7.2%
          162,163   AK Steel Holding Corp.                            1,845,415
           73,420   Alcoa, Inc.                                       2,610,081
            3,400   Nucor Corp.                                         180,064
           52,650   USX U.S. Steel Group                                953,492
                                                                    -----------
                                                                      5,589,052
                                                                    -----------
 Energy: 29.1%
           45,000   AES Corp.+                                          735,750
            5,100   Anadarko Petroleum Corp.                            289,935
           15,500   ChevronTexaco Corp.                               1,388,955
           32,000   CMS Energy Corp.                                    768,960
           31,000   Devon Energy Corp.                                1,198,150
           22,950   Dominion Resources, Inc.                          1,379,295
           30,800   Duke Power Corp.                                  1,209,210
           42,000   El Paso Corp.                                     1,873,620

                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------

NO. OF                                                                  VALUE
SHARES                 SECURITIES (a)                                 (NOTE 1)
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED):
           76,510   GlobalSantaFe Corp.                             $ 2,182,065
           35,000   J.P. Morgan & Co., Crude
                      Oil Commodity-Indexed
                      Preferred Security 3/04/02(c)+                  1,312,500
           24,450   Murphy Oil Corp.                                  2,054,778
           32,800   Newfield Exploration Co.                          1,164,728
           27,500   Noble Drilling Corp.                                936,100
           59,310   Occidental Petroleum Corp.                        1,573,494
          122,675   Ocean Energy, Inc.                                2,355,360
           16,000   Phillips Petroleum Co.                              964,160
           21,000   Smith International, Inc.+                        1,126,020
                                                                    -----------
                                                                     22,513,080
                                                                    -----------
Other: 1.3%
           44,000   Dana Corp.                                          610,720
          30,150    General Cable Corp.                                 394,965
            3,000   Highlands Insurance
                      Group, Inc.                                           330
                                                                    -----------
                                                                      1,006,015
                                                                    -----------
Paper & Forest Products: 4.2%
           28,000   Boise Cascade Corp.                                 952,280
           40,500   International Paper Co.                           1,634,175
           16,200   Sealed Air Corp.                                    661,284
                                                                    -----------
                                                                      3,247,739
                                                                    -----------
Precious Metals: 1.7%
           67,100   Newmont Mining Corp.                              1,282,281
                                                                    -----------
Real Estate: 7.3%
           51,000   AMB Property Corp.                                1,326,000
           18,000   Boston Properties, Inc.                             684,000
           36,000   Crescent Real Estate Equities Co.                   651,960
           60,031   Equity Office Properties Trust                    1,805,732
           50,000   Host Marriott Corp.                                 450,000
           18,700   Vornado Realty Trust                                777,920
                                                                    -----------
                                                                      5,695,612
                                                                    -----------
                                                                     40,059,125
                                                                    -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 94.5%
  (Cost: $71,281,726)                                                73,312,395
                                                                    -----------

--------------------------------------------------------------------------------
        SHORT-TERM                                 DATE OF             VALUE
     OBLIGATION: 4.4%                             MATURITY   COUPON   (NOTE 1)
--------------------------------------------------------------------------------
Repurchase Agreement
  (Note 11): Purchased on
  (12/31/01; maturity value
  $3,397,293 (with State
  Street Bank & Trust Co.,
  Collateralized by $3,415,000
  Federal Home Loan Mortgage
  Corp.--3.50% due 9/15/03
  with a value of $3,468,738)
  (Cost: $3,397,000)                               1/02/02   1.55%  $ 3,397,000
                                                                    -----------
TOTAL INVESTMENTS: 98.9%
  (Cost: $74,678,726)                                                76,709,395
OTHER ASSETS LESS LIABILITIES: 1.1%                                     839,406
                                                                    -----------
NET ASSETS: 100%                                                    $77,548,801
                                                                    ===========

SUMMARY OF                 % OF           SUMMARY OF                     % OF
NET ASSETS                 NET            NET ASSETS                     NET
BY INDUSTRY               ASSETS          BY INDUSTRY                   ASSETS
-----------               ------          -----------                   ------
Auto, Trucks & Parts       0.9%           Precious Metals                14.5%
Energy                    39.7%           Real Estate                     9.8%
Industrial Metals         12.1%           Other                           4.2%
Paper & Forest Products   13.3%           Short-Term Obligation           4.4%
                                          Other assets less liabilities   1.1%
                                                                        -----
                                                                        100.0%
                                                                        =====
----------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security (Note 6).
(c) Structured note (Note 1).
 *  Fair value as determined by the Board of Trustees.
 +  Non-income producing

Glossary:
ADR-American Depositary Receipt

                        See Notes to Financial Statements

                 WORLDWIDE HARD ASSETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS:
Investments, at value (cost $74,678,726) (Note 1) ...............  $ 76,709,395
Cash ............................................................        12,895
Cash--initial margin for equity swap (Note 8) ...................       110,970
Receivables:
  Securities sold ...............................................     1,982,182
  Capital shares sold ...........................................       722,733
  Dividends and interest ........................................       127,581
  Due from broker - equity swap (Note 8) ........................       244,407
  Due from broker - commodity swap (Note 9) .....................         7,900
                                                                   ------------
    Total assets ................................................    79,918,063
                                                                   ------------
LIABILITIES:
Payables:
  Securities purchased ..........................................     2,092,689
  Capital shares redeemed .......................................       234,545
  Due to adviser ................................................         1,409
  Accounts payable ..............................................        40,619
                                                                   ------------
    Total liabilities ...........................................     2,369,262
                                                                   ------------
Net assets ......................................................  $ 77,548,801
                                                                   ============
Shares outstanding ..............................................     7,251,655
                                                                   ============
Net asset value, redemption and offering
  price per share ...............................................  $      10.69
                                                                   ============
Net assets consist of:
  Aggregate paid in capital .....................................  $100,705,411
  Unrealized appreciation of investments, swaps
    and foreign currency transactions ...........................     2,282,001
  Undistributed net investment income ...........................       580,130
  Accumulated realized loss .....................................   (26,018,741)
                                                                   ------------
                                                                   $ 77,548,801
                                                                   ============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

INCOME (NOTE 1):
Dividends (less foreign taxes withheld of $62,671) ..............  $  1,881,333
Interest ........................................................       180,551
                                                                   ------------
  Total income ..................................................     2,061,884
EXPENSES:
Management (Note 2) ...............................  $    893,754
Administration (Note 2) ...........................         2,318
Interest (Note 10) ................................        31,564
Professional ......................................        31,168
Trustees' fees and expenses .......................        28,930
Custodian .........................................        27,780
Transfer agency ...................................        14,899
Reports to shareholders ...........................        13,785
Other .............................................        11,170
                                                     ------------
   Total expenses ...............................................     1,055,368
                                                                   ------------
   Net investment income ........................................     1,006,516
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTE 3):
Realized loss from security transactions ........................    (3,891,885)
Realized loss from foreign currency transactions ................       (86,195)
Realized gain from swaps ........................................       257,860
Change in unrealized appreciation of forward
  foreign currency contracts and foreign
  currency transactions .........................................         6,307
Change in unrealized depreciation of investments
  and swaps .....................................................    (8,529,299)
                                                                   ------------
Net realized and unrealized loss on investments,
  forward foreign currency contracts and foreign
  currency transactions .........................................   (12,243,212)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............  $(11,236,696)
                                                                   ============

                        See Notes to Financial Statements

                 WORLDWIDE HARD ASSETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                     YEAR ENDED     YEAR ENDED
                                                    DECEMBER 31,   DECEMBER 31,
                                                        2001           2000
                                                    ------------   ------------

DECREASE IN NET ASSETS:
OPERATIONS:
  Net investment income ........................... $  1,006,516   $  1,351,224
  Realized gain (loss) from security
    transactions ..................................   (3,891,885)     2,926,408
  Realized loss from foreign currency
    transactions ..................................      (86,195)      (184,207)
  Realized gain from options ......................           --        711,626
  Realized gain from futures contracts and swaps ..      257,860        109,227
  Change in unrealized appreciation
    (depreciation)of forward foreign currency
    contracts and foreign currency transactions ...        6,307         (7,507)
  Change in unrealized appreciation
    (depreciation) of investments, swaps and
    options written ...............................   (8,529,299)     3,444,286
                                                    ------------   ------------
   Increase (decrease) in net assets resulting
     from operations ..............................  (11,236,696)     8,351,057
                                                    ------------   ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income ..........................   (1,019,912)    (1,112,083)
                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS*:
  Proceeds from sales of shares ...................  200,249,181    243,127,424
  Reinvestment of dividends and distributions .....    1,019,912      1,112,083
  Cost of shares reacquired ....................... (210,191,822)  (251,660,892)
                                                    ------------   ------------
    Net decrease in net assets resulting from
      capital share transactions ..................   (8,922,729)    (7,421,385)
                                                    ------------   ------------
    Total decrease in net assets ..................  (21,179,337)      (182,411)
NET ASSETS:
Beginning of year .................................   98,728,138     98,910,549
                                                    ------------   ------------
End of year (including undistributed net
    investment income of $580,130 and $949,230,
    respectively) ................................. $ 77,548,801   $ 98,728,138
                                                    ============   ============
* SHARES OF BENEFICIAL  INTEREST ISSUED AND
  REDEEMED (UNLIMITED NUMBER OF $.001 PAR VALUE
  SHARES AUTHORIZED)
  Shares sold .....................................   17,370,451     21,286,467
  Reinvestment of dividends and distributions .....       86,875        107,865
  Shares reacquired ...............................  (18,387,841)   (22,232,937)
                                                    ------------   ------------
  Net decrease ....................................     (930,515)      (838,605)
                                                    ============   ============

                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                        YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------------------
                                                                       2001          2000           1999        1998        1997
                                                                     -------       -------        -------     -------     -------
Net Asset Value, Beginning of Year ...............................   $ 12.07       $ 10.96        $  9.20     $ 15.72     $ 16.72
                                                                     -------       -------        -------     -------     -------
Income from
  Investment Operations:
  Net Investment Income ..........................................      0.14          0.16           0.15        0.21        0.09
  Net Realized and Unrealized Gain (Loss) on Investments,
    Equity Swaps and Foreign Currency Transactions ...............     (1.39)         1.07           1.75       (4.43)      (0.36)
                                                                     -------       -------        -------     -------     -------
Total from
   Investment Operations .........................................     (1.25)         1.23           1.90       (4.22)      (0.27)
                                                                     -------       -------        -------     -------     -------
Less Dividends and Distributions:
  Dividends from Net Investment Income ...........................     (0.13)        (0.12)         (0.14)      (0.09)      (0.31)
  Distributions from Realized Capital Gains ......................        --            --             --       (2.21)      (0.42)
                                                                     -------       -------        -------     -------     -------
Total Distributions ..............................................     (0.13)        (0.12)         (0.14)      (2.30)      (0.73)
                                                                     -------       -------        -------     -------     -------
Net Asset Value, End of Year .....................................   $ 10.69       $ 12.07        $ 10.96     $  9.20     $ 15.72
                                                                     =======       =======        =======     =======     =======
Total Return (a) .................................................    (10.45)%       11.41%         21.00%     (30.93)%     (1.67)%
===================================================================================================================================

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) ....................................   $77,549       $98,728        $98,911     $85,813     $155,933
Ratio of Gross Expenses to Average Net Assets ....................      1.18%         1.16%          1.26%      12.20%       1.18%
Ratio of Net Expenses to Average Net Assets ......................      1.15%(b)      1.14%(b)       1.26%       1.16%       1.17%
Ratio of Net Investment Income to Average Net Assets .............      1.13%         1.41%          1.39%       1.64%       0.64%
Portfolio Turnover Rate ..........................................     85.73%       110.46%        199.43%     153.25%     102.82%

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value during the year and a redemption on the last day of the year.

(b)  Excluding interest expense.

                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Hard Assets Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points"), which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and liabilities, are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F.   USE OF DERIVATIVE INSTRUMENTS

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates.

STRUCTURED NOTES--The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial or commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corp. will monitor the liquidity of

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At December 31, 2001, the Fund had a JP Morgan & Co., Crude Oil Commodity--Indexed Preferred Security with a value of $1,312,500 that represented 1.7% of the net assets of the Fund.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. This fee is based on an annual rate of 1% of the first $500 million of average daily net assets, 0.90 of 1% on the next $250 million and 0.70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions for the year ended December 31, 2001.

NOTE 3--INVESTMENTS--Purchases and sales of securities other than short-term obligations aggregated $72,472,984 and $82,413,395, respectively, for the year ended December 31, 2001. For federal income tax purposes, the identified cost of investments owned at December 31, 2001 was $74,993,047. As of December 31, 2001, net unrealized appreciation for federal income tax purposes aggregated $2,139,135, of which $7,240,986 related to appreciated securities and $5,101,851 related to depreciated securities.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income of $628,669, accumulated capital and other losses of $25,883,775 and unrealized appreciation of $2,139,135.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $1,019,912 and $1,112,083.

As of December 31, 2001, the Fund had a capital loss carryforward of $22,754,765 available, $5,259,762 expiring December 31, 2006, $15,975,158 expiring December 31, 2007 and $1,519,845 expiring December 31, 2009.

Net capital and net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund intends to defer to January 1, 2002 for U.S. Federal income tax purposes post-October capital losses of $3,129,010.

During the year ended December 31, 2001, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $355,704, increased accumulated realized loss by $648,162 and decreased aggregate paid in capital by $292,458. Net assets were not affected by this reclassification.

NOTE 4--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

NOTE 5--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At December 31, 2001, the Fund had no outstanding forward foreign currency contracts.

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 6--RESTRICTED SECURITIES--The following securities are restricted as to sale and deemed illiquid:

                                                                    PERCENT OF
  DATES                                                 TOTAL      NET ASSETS AT
ACQUIRED                                   COST         VALUE        12/31/01
--------                                   ----         -----      -------------
1/31/97  Khanty-Mansiysk Oil Co.       $ 1,410,006   $2,149,530        2.8%

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of December 31, 2001 the net value of the assets and corresponding liability of the Fund's portion of the Plan is $32,362.

NOTE 8--EQUITY SWAP--The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. At December 31, 2001, the Fund had the following outstanding equity swap (stated in U.S. dollars):

                     NUMBER                          TERMI-
UNDERLYING             OF           NOTIONAL         NATION         UNREALIZED
 SECURITY            SHARES          AMOUNT           DATE         APPRECIATION
----------           ------         --------         ------        ------------
Gazprom Oil Co.     680,800         $110,970          Open           $244,407

NOTE 9--COMMODITY SWAP--The Fund may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker. At December 31, 2001, the Fund had the following outstanding commodity swap (stated in U.S. dollars):

                       NUMBER                    TERMI-
UNDERLYING               OF        NOTIONAL      NATION      UNREALIZED
 SECURITY             CONTRACTS     AMOUNT        DATE      APPRECIATION
----------            ---------    --------      ------     ------------
Oil-WTI-NYMEX
Less Oil-Brent IEP       395       $316,000      3/31/02       $7,900

NOTE 10--BANK LINE OF CREDIT--The Trust may participate with other funds managed by Van Eck (the "Van Eck Funds") in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2001, the Fund borrowed an average daily amount of $643,437 at a weighted average interest rate of 4.81% under the Facility. At December 31, 2001, there were no outstanding borrowings under the Facility.

NOTE 11--REPURCHASE AGREEMENT--Collateral for the repurchase agreement, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE 12--SUBSEQUENT EVENT--An income dividend of $0.09 per share, was paid on January 31, 2002 to shareholders of record as of January 29, 2002 with a reinvestment date of January 31, 2002.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Worldwide Hard Assets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Hard Assets Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1998 were audited by other auditors whose report, dated February 12, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Worldwide Hard Assets Fund at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                              `             /s/ Ernst & Young LLP




New York, New York
February 8, 2002

BOARD OF TRUSTEES/OFFICERS (UNAUDITED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,
POSITION(S) HELD WITH   PRINCIPAL
FUND AND LENGTH OF      OCCUPATION(S)
SERVICE AS A VAN ECK    DURING PAST               OTHER DIRECTORSHIPS
TRUSTEE(2):             FIVE YEARS:               HELD BY:
---------------------   -------------             -------------------

John C. van Eck, CFA    Chairman, Van Eck         Chairman of the Board and
(86)+*                  Associates Corporation    President of two other
Chairman and Trustee    and Van Eck Securities    investment companies advised
since 1985              Corporation               by the Adviser

Jeremy H. Biggs         Vice Chairman, Director   Trustee/Director of two other
(65) + ++               and Chief Investment      investment companies advised
Trustee since 1990      Officer, Fiduciary Trust  by the Adviser; Chairman,
                        Company International     Davis Funds Group; Treasurer
                                                  and Director, Royal Oak
                                                  Foundation; Director, Union
                                                  Settlement Association; First
                                                  Vice President, Trustee and
                                                  Chairman, Finance Committee,
                                                  St. James School

Richard C. Cowell       Private investor          Trustee of another investment
(73)++(P)                                         company advised by the
Trustee since 1985                                Adviser; Director, West Indies
                                                  & Caribbean Development Ltd.

Philip D. DeFeo         Chairman, Pacific         Trustee of another investment
(55)+                   Stock Exchange            company advised by the
Trustee since 1998                                Adviser

David J. Olderman       Private investor          Trustee/Director of two other
(65)++(P)                                         investment companies advised
Trustee since 1994                                by the Adviser

Ralph F. Peters         --                        Trustee of another investment
(72)*++(P)                                        company advised by the
Trustee since 1987                                Adviser; Director, Sun Life
                                                  Insurance and Annuity Company
                                                  of New York; Director, U.S.
                                                  Life Income Fund, Inc.

Richard D. Stamberger   President,                Trustee of two other
(42)++(P)               SmartBrief.com            investment companies advised
Trustee since 1994                                by the Adviser; Partner and
                                                  Co-founder, Quest Partners,
                                                  LLC; Executive Vice President,
                                                  Chief Operating Officer and
                                                  Director of NuCable Resources
                                                  Corporation

Jan F. van Eck          Director, Van Eck         Trustee of another investment
(38)+**                 Associates Corporation;   company advised by the Adviser
Trustee since 2000      President and Director,
                        Van Eck Securities
                        Corporation and other
                        affiliated companies;
                        President and Director,
                        Van Eck Capital, Inc.;
                        President and Director,
                        Van Eck Absolute Return
                        Advisers Corporation

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,
POSITION(S) HELD WITH   PRINCIPAL
FUND AND LENGTH OF      OCCUPATION(S)
SERVICE AS A VAN ECK    DURING PAST                  OTHER DIRECTORSHIPS
TRUSTEE(2):             FIVE YEARS:                  HELD BY:
---------------------   --------------               -------------------

Derek S. van Eck        President of Worldwide       Trustee of another
(37)+**                 Hard Assets Fund series      investment company advised
Trustee since 1999      and the Worldwide Real       by the Adviser
                        Estate Fund series of Van
                        Eck Worldwide Insurance
                        Trust and the Global Hard
                        Assets Fund series of Van
                        Eck Funds; Executive Vice
                        President, Director,
                        Global Investments and
                        President and Director of
                        Van Eck Associates
                        Corporation and Executive
                        Vice President and
                        Director of Van Eck
                        Securities Corporation
                        and other affiliated
                        companies.

Bruce J. Smith          Senior Vice President and    Officer of two other
(46)                    Chief Financial Officer,     investment companies
Officer since 1985      Van Eck Associates           advised by the Adviser
                        Corporation; Senior
                        Managing Director, Van
                        Eck Securities
                        Corporation

Thomas H. Elwood        Vice President, Secretary    Officer of two other
(53)                    and General Counsel, Van     investment companies
Officer since 1998      Eck Associates               advised by the Adviser
                        Corporation, Van Eck
                        Securities Corporation
                        and other affiliated
                        companies

Alex Bogaenko           Director of Portfolio        Controller of two
(38)                    Administration, Van Eck      other investment companies
Officer since 1997      Associates Corporation       advised by the Adviser
                        and Van Eck Securities
                        Corporation

Charles Cameron         Director of Trading, Van     Vice President of another
(41)                    Eck Securities               investment company
Officer since 1996      Corporation; Co-Portfolio    advised by the Adviser
                        Manager, Worldwide Bond
                        Fund Series

Susan Lashley           Managing Director, Mutual    Vice President of another
(46)                    Fund Operations, Van Eck     investment company
Officer since 1988      Securities Corporation       advised by the Adviser


----------
(1) The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.
(2) Each trustee serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees.
+    An "interested person" as defined in the 1940 Act.
* Member of Executive Commitee-exercises general powers of Board of Trustees between meetings of the Board.
**   Son of Mr. John C. van Eck.
++   Member of the Nominating Committee.
(P) Member of Audit Committee-reviews fees, services, procedures, conclusions and recommendations of independent auditors.

[VAN ECK GLOBAL LOGO]
Investment Adviser:    Van Eck Associates Corporation
       Distributor:    Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016    www.vaneck.com

                                                 [VAN ECK GLOBAL ANNUITIES LOGO]

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees/Officers is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.